77Q1a

Articles of Amendment of American Century Variable Portfolios, Inc.,
dated March 7, 2011 (filed electronically as Exhibit (a)(21) to
Post-Effective Amendment No. 53 to the Registration Statement of
the Registrant on April 11, 2011, File No. 33-14567 and incorporated herein by reference).